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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                       event reported): September 23, 1998
                                        ------------------



                               HARRIS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                                1-3863                             34-0276860
----------------------------------       ------------------------------       ------------------------------
 (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
         incorporation)                                                            Identification No.)


       1025 West NASA Blvd., Melbourne, FL                     32919
 ---------------------------------------------------    -----------------------
    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Items 1-4.        Not Applicable.


Item 5.           Other Events.
                  -------------

                  On September 23, 1998, Harris Corporation announced that it expects its first quarter earnings from operations to be slightly below last year's first quarter and about 10% below the analysts' consensus estimate of $.58 per share. Similarly, fiscal 1999 operating results are also expected to be slightly below fiscal 1998 results and about 10% below the analysts' consensus estimate of $3.12 per share. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 6.           Not Applicable.


Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

(c)               Exhibits.

                  The following document is filed as an Exhibit to this Report:

                  99. Press Release, dated September 23, 1998, announcing expected lower first quarter and fiscal 1999 earnings from operations.


Items 8-9.        Not Applicable.



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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARRIS CORPORATION


                                    By:   /s/ Bryan R. Roub
                                        ---------------------------------------
                                         Name:  Bryan R. Roub
                                         Title: Senior Vice President & Chief
                                                Financial Officer



Date:      September 24, 1998


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                                  EXHIBIT INDEX



        Exhibit No.
        Under Reg.
       S-K, Item 601                                 Description
----------------------------           -----------------------------------------

            99 Press Release, dated September 23, 1998, announcing expected lower first quarter and fiscal 1999 earnings from operations.